Spring 2022 Investor Presentation Americold Gateway, Atlanta, GA Finished Facility Rendering

This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among other, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; inflation and rising interest rates; labor and power costs; labor shortages; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares of beneficial interest, $0.01 par value per share, of our common shares; the potential dilutive effect of our common share offerings; and risks related to any forward sale agreements, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Disclaimer

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 1

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Geographic Operations	Estimate of N.A. Market Share	Number of Customers	Number of Pallet Positions
250	*190 owned [1], 51 capital / operating leased, 9 managed*	*1.5bn cubic feet / 48mm square feet*	*5.9mm cubic feet / 193K square feet*	*North America, Europe, Asia-Pacific and South America*	*18% [2]*	*4,000+*	*~5.3mm*

Financial Highlights

$10.6bn *Total Enterprise Value [3]*

$7.6bn *Equity Market Cap [3]*

34.6% / 12.7% *FY21 Total Revenue / NOI Growth Rate [4]*

$499.7mm *FY21 PF Core EBITDA [5]*

$0.88 *4Q21 Annualized Dividend per Share*

FY 2021 Segment Breakdown

Revenue


Warehouse
77%
FY 2021
TOTAL
REVENUE
$2,715mm
12%
Third-Party
Managed
11%
Transportation

Contribution / NOI [6]


Warehouse
93%
FY 2021
TOTAL
CONTRIBUTION
(NOI)
$630mm
2%
5%
Third-Party
Managed
Transportation

Note: Figures as of December 31, 2021, unless otherwise indicated
(1) Includes 15 ground leased assets
(2) 2021 IARW North American Top 25 List (June 2021), per GCCA website. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Based on COLD share price of $27.96 as of February 18, 2022
(4) Represents share of Revenues and NOI from Global Warehouse Segment
(5) Amount includes two months of Core EBITDA from the Liberty acquisition, four months of Core EBITDA from the KMT Brrr! acquisition, five months of Core EBITDA from the Bowman Stores acquisition, seven months of Core EBITDA from the ColdCo acquisition, eight months of Core EBITDA from the Newark Facility Management acquisition and 10.5 months of Core EBITDA from the Lago Cold Stores acquisition prior to Americold's ownership of the respective acquired entities
(6) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

2

americold®

Largest Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government 3

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

	Segment Overview	Select Customers	% of Contribution [1]
Warehouse (Storage and Handling)	▪ Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income ▪ Comprehensive value-add services ▪ Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors  *Clearfield Distribution Facility – Clearfield, UT*	Conagra Brands, Wakefern Food Corp., Danone Wave, Woolworths, McCain, H-E-B, Ocean Spray, General Mills, Smithfield	Warehouse NOI 93%
Third-Party Managed	▪ Management of customer-owned warehouses ▪ Warehouse management services provided at customer-owned facilities ▪ Operating costs passed through to customers	Kroger, KraftHeinz, Woolworths, Lamb Weston	2% Third-Party Managed
Transportation	▪ Asset-light consolidation, management and brokerage services ▪ Complements warehouse segment ▪ Enhances customer retention and drives warehouse storage and occupancy ▪ Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale	Unilever, Grocery Outlet Bargain Market, Whole Foods Market, Wakefern Food Corp., Woolworths, White Castle, USDA, InnovAsian	5% Transportation

(1) LTM figures as of December 31, 2021

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americold

# of Facilities 201 27 19 3 250 Square Feet (mm) 41.8 3.8 2.2 0.4 48.2 Cubic Feet (mm) 1,254 121 78 17 1,470 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of December 31, 2021. Figures do not include Americold’s Brazilian JV investments in SuperFrio and Comfrio Soluções Logística Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe Total 5

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

North American Market (1)

Rank	Company	Market Share	Cubic Ft (mm)	# of Facilities
1	Lineage Logistics	24.2% (3)	1,687 (3)	~238
2	**americold**	**18.0%**	**1,254**	**201**
3	US Cold Storage, Inc.	5.5%	382	~43
4	Interstate Warehousing, Inc.	2.0%	137	~8
5	VersaCold Logistics Services	1.8%	123	~31
6	Frialsa Frigorificos	1.6%	109	~23
7	Burris Logistics	1.1%	75	~13
8	Conestoga Cold Storage	0.9%	64	~5
9	Congebec Logistics, Inc.	0.8%	58	~12
10	NewCold Advanced Cold Logistics	0.7%	48	~3
TOTAL (5)		56.4%	3,937	

Global Market (2)

Rank	Company	Market Share	Cubic Ft (mm)	# of Facilities
1	Lineage Logistics	8.8% (3)	2,225 (3)	~400
2	**americold**	**5.8% (4)**	**1,470 (4)**	**250**
3	US Cold Storage, Inc.	1.5%	382	~43
4	NewCold Advanced Cold Logistics	0.8%	215	~14
5	Nichirei Logistics Group, Inc.	0.7%	189	~80
6	Interstate Warehousing, Inc.	0.5%	137	~8
7	VersaCold Logistics Services	0.5%	123	~31
8	Frialsa Frigorificos	0.4%	109	~23
9	Burris Logistics	0.3%	75	~13
10	Constellation Cold Logistics	0.3%	70	~18
TOTAL (5)		19.7%	4,994	

Note: Americold portfolio figures provided by the Company as of December 31, 2021. Number of facilities estimated as per publically available information. Figures may not sum due to rounding
(1) 2021 IARW North American Top 25 List (June 2021), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(2) 2021 IARW Global Top 25 List (June 2021), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Lineage capacity reflects recently announced acquisitions of Hanson Logistics and Claus Sorensen
(4) Figures do not include Americold's Brazilian JV investments in SuperFrio and Comfrio Soluções Logistica
(5) The remaining 43.6% and 80.3% of the North American and global markets consist of ~3.0bn cubic feet and ~20.4bn cubic feet, respectively

6

americold®

Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity (1)



Potatoes
Other
Frozen Produce
Fresh Produce
Dairy
Beef
Pork
Poultry
Bakery
Seafood
Distributors(4)
Beverage
Packaged Foods(3)
Retail(5)
FY 2021 WAREHOUSE REVENUE
7%
6%
6%
5%
5%
4%
4%
2%
2%
1%
8%
13%
17%
21%

~78% of Revenue from Food Manufacturers and ~21% from Retailers

Global Geographic Diversity (2)

Global Warehouse

U.S. Warehouse



South America
Asia-Pacific
Europe
Canada
United States
FY 2021 WAREHOUSE REVENUE
1%
11%
9%
2%
77%
Central
Southeast
East
West
FY 2021 TOTAL U.S. WAREHOUSE REVENUE
28%
27%
18%
27%

Pro Forma Warehouse Type (1)



Production Advantaged
Distribution
Public Warehouse
Facility Leased
FY 2021 WAREHOUSE REVENUE
23%
52%
25%
1%



Production Advantaged
Public Warehouse
Facility Leased
FY 2021 WAREHOUSE CONTRIBUTION (NOI)
45%
29%
25%
1%

Note: Figures may not sum due to rounding

(1) December 31, 2021 LTM Revenue and NOI pro forma for 2021 acquisitions

(2) Diversification based on warehouse segment revenues for the twelve months ended December 31, 2021

(3) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs

(4) Distributors reflects a broad variety of product types from distribution customers

(5) Retail reflects a broad variety of product types from retail customers

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americold

Long Standing Relationships with Top 25 Customers (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of 4Q 2021 (3) Based on LTM warehouse revenues as of December 31, 2021. Amount includes two months of warehouse revenues from the Liberty acquisition, four months of warehouse revenues from the KMT Brrr! acquisition, five months of warehouse revenues from the Bowman Stores acquisition, seven months of warehouse revenues from the ColdCo acquisition, eight months of warehouse revenues from the Newark Facility Management acquisition and 10.5 months of warehouse revenues from the Lago Cold Stores acquisition prior to Americold’s ownership of the respective acquired entities Have been with Americold for an average of ~35 years 13 customers are investment grade (2) 100% utilize multiple facilities 96% utilize technology integration 92% utilize value-add services 92% utilize committed contracts or leases 52% are in fully dedicated sites 48% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 25 largest customers account for approximately 49% (3) of warehouse revenues, with no customer generating more than 7% (3) of revenues 8

76% 75% 76% 70% 74% 73% 71% 69% 77% 75% 70% 69% 81% 80% 72% 71% 77% 76% 72% 70% 80% 79% 81% 77% 77% 77% 78% 75% 81% 79% 77% 76% 84% 83% 79% 78% 80% 80% 79% 77% '18 '19 '20 '21 '18 '19 20 '21 '18 '19 '20 '21 18 '19 '20 '21 '18 '19 '20 21 Network Average Economic & Physical Occupancy Trend  Typical optimal physical occupancy is ~85% to maximize four-wall cash flow / NOI o Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets Economic Occupancy X X X X X X X X X X X X Warehouse Pallets X Contractually Reserved Pallets  Significantly increased fixed commitment contracts in our portfolio  Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication Currently Occupied 1Q 2Q 3Q 4Q Annual Note: Dotted lines represent incremental average economic occupancy percentage (1) Example assumes 10,000 pallet positions and is for illustrative purposes only Illustrative Economic Occupancy (1) Physical Occupancy Economic Occupancy Americold’s commercialization practices support our customers and improve our quality of earnings 7,000 6,800 7,000 7,100 7,350 7,600 7,850 8,300 8,500 9,000 8,800 8,300 5,000 6,000 7,000 8,000 9,000 10,000 January February March April May June July August September October November December Economic Occupancy: 8,500 Physical Occupancy 9 COVID COVID COVID COVID COVID

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - ***39%*** of warehouse rent and storage revenues [1] and
  - ***42%*** of total warehouse segment revenues [2]
- ***7-year*** weighted average stated term [3]
- ***2-year*** weighted average remaining term [3]
- As of December 31, 2021, we had entered into at least one fixed commitment contract or lease with ***23 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- **Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold's commercialization standards**

Total Warehouse Rent & Storage Revenue



$0.62bn $0.64bn $0.66bn $0.67bn $0.69bn $0.85bn $0.85bn $0.88bn $0.91bn
60% 59% 60% 59% 58% 59% 64% 61% 61%
40% 41% 40% 41% 42% 41% 36% 39% 39%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 (4)
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total Warehouse Segment Revenue



$1.47bn $1.51bn $1.52bn $1.54bn $1.64bn $2.00bn $2.02bn $2.12bn $2.17bn
55% 54% 55% 55% 53% 54% 61% 59% 58%
45% 46% 45% 45% 47% 46% 39% 41% 42%
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 (4)
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of December 31, 2021
(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended December 31, 2021
(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of December 31, 2021
(4) Based on LTM warehouse revenues as of December 31, 2021. Amount includes two months of warehouse revenues from the Liberty acquisition, four months of warehouse revenues from the KMT Brrr! acquisition, five months of warehouse revenues from the Bowman Stores acquisition, seven months of warehouse revenues from the ColdCo acquisition, eight months of warehouse revenues from the Newark Facility Management acquisition and 10.5 months of warehouse revenues from the Lago Cold Stores acquisition prior to Americold's ownership of the respective acquired entities

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americold

$303 $324 $338 $387 $438 $538 $11 $24 $37 $61 $82 $48 $314 $348 $375 $448 $520 $586 2016A 2017A 2018A 2019A 2020A 2021A Rent & Storage Warehouse Services Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 2016A – 2021A CAGR Actual $ Constant Currency (1) 14.9% 17.8% 14.0% 19.0% 33.6% 40.1% 12.2% 20.8% 2016A – 2021A CAGR Actual $ Constant Currency (1) 29.1% 30.4% 31.8% 32.5% 28.1% Contribution (NOI) Margin Warehouse Services Total Warehouse Services Rent & Storage 12.9% 20.5% Rent & Storage 13.3% 21.6% Total Margin expansion has been driven by improved commercialization and customer mix, contractual rate increases, occupancy growth and operational improvements (1) On a constant currency basis relative to fiscal year 2016 foreign currency exchange rates 33.6% 11 $477 $502 $515 $583 $666 $876 $604 $644 $662 $795 $883 $1,209 $1,081 $1,146 $1,177 $1,377 $1,549 $2,085 2016A 2017A 2018A 2019A 2020A 2021A Rent & Storage Warehouse Services

Substantially All Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM warehouse segment as of December 31, 2021. Future results may vary. Figures may not sum due to rounding (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.45) Other Facility Costs Ex p e n se s R ev e n u e s Rent & Storage Warehouse Services Total Warehouse = $0.42 $0.58 $1.00 Other Services Costs ($0.11) ($0.06) ($0.10) ($0.45) ($0.11) + $0.26 $0.02 $0.28 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.10) 61% 4% 28%N O I – – – – Margin: % WH Total: 92% 8% 100% 12

Positioned for Multiple Avenues of Growth Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities  Signifies COLD has and continues to capitalize on growth opportunities Global Food Producers Outsourcing & Sale-Leaseback Opportunities 8 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 9 Operational Efficiencies & Cost Containment 3  Underwriting & Contract Standardization 2  Rate Escalations / Occupancy Increases 1  Customer-Specific Build-to-Suit & Market-Driven Development 4  Redevelopment & Existing Site Expansion 5  Industry Consolidation 6  Geographic Expansion into New Markets 7  External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse 13

Organic Growth Initiatives Have Driven Same Store Growth

Same store performance is the culmination of replacing legacy customer agreements with new contracts implementing our Commercial Business Rules, active asset management and leveraging integrated network, scale and market position

Same Store Warehouse Revenue Growth

Historically expected to range between 2% – 4% on a constant currency basis (1)


COVID Timeframe
Actual $ Growth %
3.2%
6.1%
2.9%
1.9%
1.9%
1.3%
Constant Currency $ Growth %
4.1%
5.8%
3.9%
3.5%
2.3%
0.3%
2016
2017
2018
2019
2020
2021

4Q 2021 Same Store Portfolio


5%
11
Non-Same Store
29%
70
TOTAL COLD WAREHOUSE FACILITIES
241
160
Legacy COLD Same Store
Acquired Non-Same Store
Legacy COLD Non-Same Store
Same Store
66%

Total Same Store Warehouse NOI Growth

Historically expected to range 100 – 200 bps higher than associated SS revenue (2)


COVID Timeframe
Actual $ Growth %
2.1%
9.8%
6.9%
3.9%
5.3%
(4.9%)
Constant Currency $ Growth %
2.9%
9.5%
7.4%
5.1%
5.6%
(5.8%)
2016
2017
2018
2019
2020
2021

Same Store NOI Margin


64.5%
65.5%
66.2%
67.0%
66.8%
65.7%
SS Rent & Storage
29.8%
30.9%
32.1%
32.6%
34.1%
32.6%
Total SS Warehouse
2.0%
4.0%
5.8%
6.9%
9.3%
8.7%
SS Warehouse Services
2016
2017
2018
2019
2020
2021

Full year 2020 and 2021 results impacted by unprecedented COVID related supply chain and labor disruptions

Note: Figures as of December 31, 2021, unless otherwise indicated. Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period
(1) 2022 full year guidance is (2%) - 0%
(2) 2022 full year guidance is 0 – 200 bps higher than associated revenue

14

americold

Historic Same Store Seasonality Trend Quarterly Same Store Revenue (% of Annual) Quarterly Same Store NOI (% of Annual) 24% 24% 25% 26% 24% 24% 25% 26% 25% 24% 25% 26% 24% 25% 25% 26% Q1 Q2 Q3 Q4 2018 Revenue 2019 Revenue 2020 Revenue 2021 Revenue 24% 24% 25% 27% 23% 25% 24% 28% 24% 23% 25% 28% 25% 24% 25% 26% Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 2020 NOI 2021 NOI  Peak holiday season drives higher volumes  Power expense moderates back to average levels Fourth Quarter  The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth  Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense Third Quarter  Surge in 1Q 2020 due to COVID  Timing of Easter moves between Q1 and Q2  On average Q1 and Q2 are relatively consistent First / Second Quarter Key Quarterly Drivers Prior to Covid-19, same store metrics show consistent seasonal trends (1) (1) 2020 and 2021 seasonality impacted by COVID-19 and has varied from historic norms 15

Growth Strategy – Expansion and Development

Expansion and Development Opportunities [1]

Under Construction

Atlanta 2, GA
Dublin, Ireland
Russellville, AR
Spearwood, Australia
Plainville, CT
Lancaster, PA
Dunkirk, NY
Barcelona

62.7mm Cu Ft
~211,000 Pallets

Total Estimated Costs [2]
~$581mm
4 Expansions / 4 Developments
(4 of the 8 projects are Build-to-Suit)

Current Development Pipeline [3]

Estimated Investment $1bn+

- ✓ Includes both customer-specific and market-demand
- ✓ Greenfield developments and expansions
- ✓ Global opportunities
- ✓ Automated and conventional facilities
- ✓ Food manufactures and retail customers

Expansion Opportunities

Customer-Specific

Market-Demand

+

Existing Sites for Future Expansion

760+ acres of excess developable land
In current portfolio

Expected to initiate $100 million to $200 million of new development starts in 2022

(1) As of December 31, 2021; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Reflects management's estimate of cost of completion as of December 31, 2021
(3) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all

16

americold

Development of Two Automated Facilities for Ahold Delhaize

The Ahold Delhaize highly automated development is an opportunity for Americold to continue to grow in the retail sector

Development Overview

- COLD is building **two automated, retail fulfillment centers** for Ahold Delhaize USA ("ADUSA") that will serve ~750 stores in the Northeast and Mid-Atlantic US
  - Upon completion, ADUSA will become a **top 25 customer**
  - Ahold Delhaize is the **2nd largest grocer** in the world with **strong investment grade ratings** (S&P: BBB / Moody's: Baa1) (1)
- **~$338mm** of total development capital investment
- Construction **commenced in 2Q20** and is expected to **fully stabilize in Q4 2023 and Q1 2024**


Ahold Delhaize Dedicated Facility
Lancaster, PA

Strategic Rationale

- Provides long-term infrastructure for a **top grocer** in the US
- **20-year commitment** with highly attractive returns
  - **10-12% expected stabilized NOI ROIC** for both sites
- Grocery retail remains **mission-critical** in a post COVID-19 world

Ahold Delhaize


NY
CT
PA
NJ
MD
VA
New Ahold Delhaize Facilities
Existing COLD Warehouse Facilities

Developments at a Glance

Facilities	Plainville, CT and Lancaster, PA
Clear Height	~130 feet
Total Cubic Feet	~23.5mm cubic feet
Total Pallet Positions	~59K pallet positions

Note: No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that targeted returns will be achieved
(1) Ratings as of Q4 2021

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americold

Russellville, AR Expansion for Conagra Brands

The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer

Expansion Overview

- COLD is expanding its Russellville, Arkansas facility for a total of **~$84mm** in a dedicated build for Conagra Brands
  - Construction started during Q4 2020 and is expected to fully stabilize in Q1 2024
  - Expected to generate stabilized NOI ROIC of **~10%-12%**
- Conagra Brands (NYSE: CAG) is one of North America's leading branded food companies
  - CAG is a top tier strategic customer
  - COLD has served CAG for decades in multiple locations
  - CAG is rated BBB-/Baa3/BBB- by S&P, Moody's, Fitch [(1)]


americold
CONAGRA

Expansion at a Glance

Clear Height	~130 feet
Cubic Feet	~13mm cubic feet
Pallet Positions	~42K pallet positions

(1) Ratings as of Q4 2021

18

Flexible Balance Sheet Positioned for Growth

As of 12/31/2021

Real Estate Debt Maturity [1]



% of Debt Maturing
-
9%
-
27%
7%
-
-
14%
12%
16%
-
14%
2013 Mortgage Loans
Chile Mortgage Loans
Undrawn Revolver [2]
Unsecured Term Loan A-1
Unsecured Term Loan A-2 (CAD Denominated)
Series A 4.68% Unsecured Notes
Series B 4.86% Unsecured Notes
Series C 4.10% Unsecured Notes
Revolver Balance
Series D 1.62% Unsecured Notes
Series E 1.65% Unsecured Notes
$729
$175
$198
$399
$270
$200
$10
$400
$350
$455
$398
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

Total Debt Profile

✓ Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody's)

Debt Type



$556
Secured
18%
TOTAL DEBT
$3.1bn
82%
$2,575
Unsecured

Rate Type



$772
Floating
25%
TOTAL DEBT
$3.1bn
75%
$2,359
Fixed

Liquidity

✓ Significant Liquidity: ~$803mm [3]
- $729mm Undrawn Senior Unsecured Revolving Credit Facility
  - Interest Rate: Base Rate + 85 bps

✓ Minimal near-term debt maturities



Revolver
Availability
$729
91%
TOTAL LIQUIDITY
$0.8bn
9%
Cash
$74

COLD maintains a strong liquidity position and a well-laddered maturity profile

Note: Dollars in millions. Figures based on company filings as of 12/31/2021. Figures may not sum due to rounding

(1) Reflects the principal due each period and does not adjust for amortization of principal balances. Balances denominated in foreign currencies have been translated to USD

(2) Revolver maturity date assumes the exercise of two six month extension options

(3) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$22mm in letters of credit and ~$9mm of restricted cash

19

americold

Strategic Investment Approach to Maintain a High-Quality Portfolio

Capital expenditures ensure that our temperature-controlled warehouses meet the "mission-critical" role they serve in the cold chain

As a % of Total Warehouse NOI before R&M Expense



2018A
Total Spend $96mm
10.3%
0.7%
0.7%
8.8%
12.3%
7.6%
4.6%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
2019A
Total Spend $115mm
11.8%
0.8%
0.9%
10.1%
11.0%
6.6%
4.4%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
2020A
Total Spend $123mm
11.3%
0.8%
0.8%
9.7%
10.0%
5.2%
4.8%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
2021A
Total Spend $161mm
11.3%
1.1%
0.9%
9.3%
12.6%
7.9%
4.7%
Recurring Capex (1) (Capitalized)
R&M Expense (2) (Expensed – P/L)
Real Estate
Personal Property
Information Technology

Note: Dollars in millions. Figures may not sum due to rounding

(1) Recurring capital expenditures are incurred to extend the life of, and provide future economic benefit from, our existing temperature-controlled warehouse network and its existing supporting personal property and information technology systems. Examples include replacing roof and refrigeration equipment, re-racking warehouses and implementing energy efficient projects. Personal property capital expenditures include material handling equipment (e.g. fork lifts and pallet jacks) and related batteries. Information technology expenditures include expenditures on existing servers, networking equipment and current software. Maintenance capital expenditures do not include acquisition costs contemplated when underwriting the purchase of a building or costs which are incurred to bring a building up to Americold's operating standards

(2) Repairs and maintenance expense includes costs of normal maintenance and repairs and minor replacements that do not materially extend the life of the property or provide future economic benefits. Examples include ordinary repair and maintenance on roofs, racking, walls, doors, parking lots and refrigeration equipment. Personal property expense includes ordinary repair and maintenance expenses on material handling equipment (e.g. fork lifts and pallet jacks) and related batteries

20

americold®

Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 203 facilities  Completed LED lighting conversions at 179 facilities  Noteworthy fast door implementation savings  Awarded Newsweek’s America’s Most Responsible Companies List 2022  Food Logistics magazine’s Top Green Service provider for last three years  Inaugural overall 2021 GRESB score of 63, which is higher than peer average  15 active Solar projects and 11 active Rainwater Harvesting projects Commitment to Environmental, Social and Governance Initiatives Social initiatives  Core Mission: Serve the public good by maintaining the integrity of the food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox – Launched an Alliance to Defeat Hunger, partnering with Tyson Foods and Feed the Children Shareholder-friendly corporate governance  Nine of ten board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations 21

Commitment to Environmental, Social and Governance Initiatives Certified by the GCCA Energy Excellence Recognition Program: 29 sites newly certified in 2020 161 TOTAL SITES Reduced versus 2019 same store(1) OVER 15M kWh Shed by 44 sites participating in demand response programs 25.4 MEGAWATT HOURS (MWh) In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 Emissions since 2018 at legacy sites 23% DECREASE With average reduction of ~4.5 million kWh and 3,200 MTCO2e reduction annually 9 NEW LED SITES Of rainwater harvested in 2020 OVER 3.5M GALLONS Environmental by the Numbers (1) Same store defined as owned and operated facilities from January 1, 2019 to December 31, 2020 22

Conclusion Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 23

Appendix

Current Production Constraints in Context (1) USDA; Excludes data for Q4 2018 given limited disclosure 24 0% 20% 40% 60% 80% 100% 120 % Mar-02 Cold storage commodity stock levels have consistently snapped back after any period of disruption USDA Cold Storage Warehouse Commodity Stock Levels – End of Quarter Stock as a % of Prior Year (1) COVID induced inflation and challenging labor market Mad Cow disease Energy prices and demand from emerging economies Swine flu Severe drought impacting agricultural products and animal feed, piglet disease and bird flu Period of COVID Impact Americold’s Fixed Commitment Contracts help mitigate the impact of food supply chain disruptions. Since 2014, we have increased our percentage of Revenue & Storage Revenue on Fixed Commitments from <5% to 39% today. 0% 20% 40% 60% 80% 100% 120 % May-03 Aug-04 Nov-05 Feb-07 May-08 Jul-09 Oct-10 Jan-12 Apr-13 Jul-14 Sep-15 Dec-16 Mar-18 Jun-19 Sep-20 Dec-21